Exhibit 10.9

SIXTH SUPPLEMENTAL INDENTURE

SIXTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 26, 2019, among Viking Expedition Ship I Ltd and Viking Expedition Ship II Ltd (each, a “Guaranteeing Subsidiary” and collectively, the “Guaranteeing Subsidiaries”), each a subsidiary of the Company, Viking Cruises Ltd (or its permitted successor), an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended and supplemented, the “Indenture”), dated as of May 8, 2015, providing for the issuance of 6.250% Senior Notes due 2025 (the “Notes”);

WHEREAS, Section 9.01(8) of the Indenture provides that, notwithstanding Section 9.02 of the Indenture, without the consent of any Holder, the Company, the Guarantors and the Trustee may amend or supplement the Indenture or the Notes to make any change that would provide any additional rights or benefits to the Holders; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. GUARANTEE. Each Guaranteeing Subsidiary hereby provides an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

4. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIKING CRUISES LTD

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING EXPEDITION SHIP I LTD, as Guaranteeing Subsidiary

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING EXPEDITION SHIP II LTD, as Guaranteeing Subsidiary

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By:	/s/ Paulo Fonseca
Name: Paulo Fonseca
Title: Managing Director

VIKING CRUISES CHINA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES II LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING SUN LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING SEA LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP XI LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP XII LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING USA LLC, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

DILO HOLDINGS LIMITED, as Guarantor

By:	/s/ Yumi Kim
Name: Yumi Kim
Title: Director

LASPENTA HOLDINGS LIMITED, as Guarantor

By:	/s/ Yumi Kim
Name: Yumi Kim
Title: Director

[Signature Page to Sixth Supplemental Indenture]

VIKING CATERING AG, as Guarantor

By:	/s/ Hans Gabi	/s/ Klaus Schemminger
	Name: Hans Gabi	Klaus Schemminger
	Title: Director	Director

VIKING CROISIERES S.A., as Guarantor

By:	/s/ Tony Hofmann
Name: Tony Hofmann
Title: Director

VIKING RIVER CRUISES AG, as Guarantor

By:	/s/ Tony Hofmann	/s/ Torstein Hagen
	Name: Tony Hofmann	Torstein Hagen
	Title: Director	Director

VIKING RIVER CRUISES (BERMUDA) LTD., as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING RIVER CRUISES, INC., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Director

[Signature Page to Sixth Supplemental Indenture]

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Director

VIKING RIVER CRUISES LTD, as Guarantor

By:	/s/ Leah Talactac
Name: Leah Talactac
Title: Director

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By:	/s/ Wendy Atkin-Smith
Name: Wendy Atkin-Smith
Title: Managing Director

VIKING SERVICES LTD, as Guarantor

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Director

VIKING RIVER TOURS LTD, as Guarantor

By:	/s/ W. David B. Kippen
Name: W. David B. Kippen
Title: Director

[Signature Page to Sixth Supplemental Indenture]

PASSENGER FLEET LTD, as Guarantor

By:	/s/ Andrey Konstantinov
Name: Andrey Konstantinov
Title: General Director

[Signature Page to Sixth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]